Net Asset Value and Financial Highlights - Schedule of Net Asset Value Per Share (Detail) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Net Asset Value
Net asset value per Share, beginning of period	$ 27.20	$ 26.88	$ 27.05
Net realized and change in unrealized gain (loss) on United States Treasury Obligations and Futures	$ 0.09	$ 0.53	$ 0.04
Net investment income (loss)	$ (0.20)	$ (0.21)	$ (0.21)
Net increase (decrease)	$ (0.11)	$ 0.32	$ (0.17)
Net asset value per Share, end of period	$ 27.09	$ 27.20	$ 26.88
Market value per Share, beginning of period	$ 27.21	$ 26.85	$ 27.10
Market value per Share, end of period	$ 27.06	$ 27.21	$ 26.85
Ratio to average Net Assets
Net investment income (loss)	(0.77%)	(0.76%)	(0.74%)
Total expenses	0.81%	0.82%	0.80%
Total Return, at net asset value	(0.40%)	1.19%	(0.63%)
Total Return, at market value	(0.55%)	1.34%	(0.92%)